Exhibit 10.5
***CONFIDENTIAL TREATMENT REQUESTED BY
EVERGREEN SOLAR, INC. (COMMISSION FILE NO: 000-31687)***
EVERGREEN SOLAR, INC.
Amendment effective on or about June 15, 2009
to Master Supply Agreement with
Wagner & Co Solartechnik GmbH dated June 18, 2008
The following prices shall be effective on or about [****]:
•	[****]: €[****]

•	[****]: €[****]

•	[****]: €[****]
The following prices shall be effective on or about [****] for [****] kW to be shipped in [****]: €[****]

Evergreen Solar, Inc.	Wagner & Co Solartechnik GmbH